                         AMERICAN ITALIAN PASTA COMPANY
                           2000 EQUITY INCENTIVE PLAN
                    STOCK APPRECIATION RIGHT AWARD AGREEMENT

     This Stock Appreciation Right Award Agreement (the "Award Agreement"), made this ___ day of ________,  200___ evidences the grant, by American Italian Pasta
Company,  (the "Company"),  of a Stock  Appreciation Right to (the "Grantee") on
the date hereof (the "Date of Grant"). By accepting the Award and executing this
Award Agreement,  the Grantee agrees to be bound by the provisions hereof and of the American  Italian  Pasta  Company 2000 Equity  Incentive  Plan (the "Plan").
Capitalized  terms not defined herein shall have the same meaning as used in the
Plan.

     1.  Grant of SAR.  Subject  to the terms and  conditions  set forth in this
Award  Agreement and in the Plan,  the Company hereby grants to the Holder a SAR that relates to the stock appreciation,  if any, for [_____________] Shares. The stock  appreciation  for the SAR is the amount by which the Fair Market Value of the  underlying  Shares on the date of exercise of this SAR exceeds the exercise price of the SAR.  The  exercise  price of the SAR under this  Agreement  equals
[$__________]  per Share.  Upon  exercise of all or any portion of this SAR, the
Holder shall receive the stock  appreciation  with respect to the portion of the
SAR exercised,  payable to the Holder in Shares,  based on the Fair Market Value of the Shares on the date of exercise.

     2. Exercise Period.

     (a) Subject to Paragraph 12, below, this SAR may be exercised, from time to time, with respect to the following number of Shares:

          (i)  prior to the first anniversary of the Date of Grant, none of such
               Shares;

          (ii) from and after the first  anniversary of the Date of Grant,  ___%
               of such Shares;

          (iii) from and after the second anniversary of the Date of Grant, ___%
               of such  Shares  (less any Shares as to which this SAR shall have been exercised prior to such second anniversary);

          (iv) from and after the third  anniversary of the date of Grant,  ___%
               of such  Shares  (less any Shares as to which this SAR shall have been exercised prior to such third anniversary); and

          (v)  from and after the fourth  anniversary of the Date of Grant, ___%
               of such  Shares  (less any Shares as to which this SAR shall have been exercised prior to such fourth anniversary).

     [Such additional years as necessary.]

     (b)  Notwithstanding  the above,  the  Grantee's  right to exercise the SAR shall terminate on the earliest to occur of the following dates:

          (i)  the seventh anniversary of the Date of Grant;

          (ii) the [first anniversary] of the date of the Grantee's  Termination of Service on account of Retirement, Disability or death;

          (iii) the date  [three  months]  following  the date of the  Grantee's
               Termination  of  Service  for any reason  other than  Retirement,
               Disability,   death  or  for  Cause  (the  "Termination   Date");
               provided,  however,  the Committee  may, in its sole  discretion, allow the Grantee to exercise this SAR at a later date  following the Termination Date; and

          (iv) immediately upon a Termination of Service for Cause.

Provided further that,  during any period in which exercise is allowed following the date of the Grantee's Termination of Service for any reason, that portion of the SAR that was not  exercisable  on the date of the Grantee's  Termination  of
Service shall not become exercisable.

     3. Restriction on Exercise.  Notwithstanding the provisions of Paragraph 2, above, or any other  provision of this Award  Agreement,  the Committee,  in its sole  discretion,  may,  only with respect to any unvested  portion of this SAR, reduce  the  number of Shares  subject  to the SAR or may  cancel the SAR in its entirety if the Grantee (a) takes other employment or renders services to others without the written consent of the Company;  or (b) conducts  himself or herself in a manner that the  Committee,  in its sole  discretion,  deems has  adversely affected or may adversely  affect the Company.  The Grantee will not be entitled to any remuneration or compensation  whatsoever for the loss of all or a portion of the  Grantee's  SAR if the number of Shares  subject to the  Grantee's SAR is reduced,  or if the Grantee's SAR is canceled in its entirety,  pursuant to this paragraph.

     4. Notice of Exercise; Issue of Shares.

     (a)  Subject to the  provisions  of  Paragraph  2, above and  Paragraph  12 below,  the Holder may exercise part or all of the  exercisable SAR by giving written  notice to the Secretary of the Company  specifying the number of Shares as to which this SAR is to be exercised.

     (b)  As soon as practicable after receipt of an effective written notice of exercise  as  provided  in this  Paragraph  4, and subject to the last sentence of Paragraph  1, above,  the  Secretary of the Company  shall cause ownership of the appropriate  number of Shares to be transferred to the person or persons  exercising  this SAR by having a certificate or certificates for those Shares registered in the name of such person
          or  persons  and  shall  have  each   certificate   delivered  to  the
          appropriate person. Notwithstanding the foregoing, if the Company or a
          Subsidiary  requires  reimbursement  of any tax  required by law to be withheld  with respect to Shares  received  upon exercise of this SAR, the Secretary  shall not transfer  ownership of those Shares until the required payment is made.

     5.  Transferability  of SARs.  The Grantee may transfer this SAR to (i) the spouse,  children, or grandchildren of the Grantee ("Immediate Family Members"),
(ii) a trust or trusts  for the  exclusive  benefits  of such  Immediate  Family
Members,  or (iii) a partnership in which such Immediate  Family Members are the only  partners,  provided  that (a) there may be no  consideration  for any such transfer and (b) subsequent transfers of this SAR shall be prohibited, except by will or the laws of descent and distribution. Following transfer, this SAR shall continue  to be  subject  to the same terms and  conditions  as were  applicable immediately  prior to  transfer,  provided  that for the  purposes  of the Award
Agreement,  the term "Grantee" shall be deemed to refer to the  transferee.  The event of a Termination  of Service shall  continue to be applied with respect to the  original  Grantee,  following  which this SAR shall be  exercisable  by the transferee  only to the extent,  and for the periods,  specified in Paragraph 2.
Neither the  Committee  nor the  Company  shall have any  obligation  to provide notice to a transferee of  termination of this SAR under the terms of this Award
Agreement.

     6.  Transferees  of  Stockholders.  The  Company  shall not be  required to transfer  any  Shares on its books  which  shall  have been  sold,  assigned  or otherwise transferred in violation of this Award Agreement, or to treat as owner of such shares of stock,  or to accord the right to vote as such owner or to pay dividends  to, any person or  organization  to which any such Shares  shall have been  sold,  assigned  or  otherwise  transferred,  from  and  after  any  sale, assignment  or transfer of any Share made in violation of this Award  Agreement.
Any transfer in violation of the terms of this Award  Agreement  shall be deemed null and void.

     7. Authorized  Leave. For purposes  hereof,  an authorized leave of absence
(authorized  by the Company or a Subsidiary to the Grantee in writing) shall not be deemed a Termination of Service hereunder.

     8. Taxes. The Grantee will be solely responsible for any Federal,  state or local income  taxes  imposed in  connection  with the exercise of the SAR or the delivery of Shares incident thereto,  and the Grantee  authorizes the Company or any  Subsidiary  to make any  withholding  for  taxes  which the  Company  deems necessary or proper in connection therewith, from any amounts due to the Grantee by the Company. The Grantee may satisfy such withholding  obligations,  in whole or in part, by (a) electing to have the Company withhold  otherwise  deliverable
Shares or (b)  delivering to the Company  Shares then owned by Grantee  having a
Fair  Market  Value  equal to the amount  required  to be  withheld.  If any tax withholding  obligation  of the Company  with respect to the SAR is satisfied by having  Shares  withheld,  the value of such Shares will be limited to an amount that does not exceed  the  minimum  statutory  withholding  required  by federal
(including FICA), state and local tax authorities, including the Grantee's share of payroll taxes that are applicable to such supplemental taxable income.

     9. Changes in Circumstances. It is expressly understood and agreed that the
Grantee  assumes all risks  incident to any change  hereafter in the  applicable laws or  regulations or incident to any change in the market value of the Shares after the date hereof.

     10. No Conflict.  In the event of a conflict  between this Award  Agreement and the Plan, the provisions of the Plan shall govern.

     11. Governing Law. This Award shall be governed under the laws of the State of Delaware.

     12. Investment Representation; Compliance with Law.

     (a)  The  Grantee  agrees that the Shares that will be acquired on exercise of this SAR shall be acquired for his own account for investment  only and  not  with a view  to,  or for  resale  in  connection  with,  any distribution  or public  offering  thereof  within the  meaning of the
          Securities Act of 1933, as amended (the  "Securities  Act"),  or other applicable  securities laws. If the Board of Directors or Committee so determines,  any stock  certificates  issued upon exercise of this SAR shall  bear a legend  to the  effect  that  the  shares  have  been so acquired and may only be  transferred  upon  registration  or under an applicable  exemption.  The  Company  may,  but in no  event  shall be required to, bear any expenses of complying with the  Securities  Act, other  applicable  securities laws or the rules and regulations of any
          national  securities   exchange  or  other  regulatory   authority  in
          connection with the registration,  qualification,  or transfer, as the case may be,  of this SAR or any  Shares  acquired  upon the  exercise hereof. The foregoing restrictions on the transfer of the Shares shall be inoperative if (1) the Company previously shall have been furnished with an opinion of  counsel,  satisfactory  to it, to the effect  that such transfer will not involve any violation of the  Securities Act or other  applicable  laws  or  (2)  the  Shares  shall  have  been  duly registered in compliance with the Securities Act and other  applicable securities  laws. If the Shares received upon exercise of this SAR are registered  under the Securities  Act, the Grantee agrees that he will not make a public  offering  of the said  Shares  except on a national securities  exchange  on which  the  Shares  of the  Company  are then listed.

     (b)  Notwithstanding  any  provision  of the Plan or this Award  Agreement,
          Grantee  shall not be entitled to exercise  this SAR,  and the Company shall not be  obligated  to  deliver  any Shares  with  respect to any exercise of this SAR, if such exercise or delivery would  constitute a violation by the Grantee or the Company of the  provisions of the Plan or of any applicable law or regulation, including but not limited to a violation of any applicable  securities  laws. In the event Grantee is not  allowed to exercise  this SAR  pursuant  to this  provision,  the
          Company  shall  notify the Grantee at such later time that the SAR may be exercised in  accordance  with the  provisions  of the Plan and all applicable laws or regulations.

     13. Change in Control.

     (a)  A Change in Control  (as  defined in Section 12 of the Plan) shall not accelerate the exercisability of this SAR and Section 12.2 of the Plan shall not apply to this SAR or this Award Agreement.

     (b)  If "any  person," as such term is used in Sections  13(d) and 14(d) of the 1934 Act (other than the Company,  any trustee or other  fiduciary holding  securities  under an employee  benefit plan of the Company or any corporation owned, directly or indirectly,  by the stockholders of the Company in  substantially  the same proportions

          as their  ownership  of  stock  of the  Company),  is or  becomes  the
          "beneficial  owner" (as defined in Rule  13(d)(3)  under the  Exchange
          Act),   directly  or   indirectly,   of   securities  of  the  Company
          representing  more than  fifty  percent  (50%) of the  Company's  then outstanding  securities  or  more  than  fifty  percent  (50%)  of the combined  voting power of the Company's then  outstanding  securities, and if within 12 months  thereafter (1) Continuing  Directors cease to constitute  a majority of the Board of  Directors,  and (2) there is a
          Termination of Service,  then 50% of any unvested  portion of this SAR shall become  exercisable on such  termination  date and any remaining unvested portion of this SAR shall no longer be exercisable as of such termination  date;  unless  the  Committee,  in its  sole  discretion, determines to  accelerate  the vesting of all or part of the remaining
          50% unvested portion of this Award.

     (c)  If a Section 12.2 Event occurs, and the successor corporation does not either (1) assume this SAR or (2)  substitute an  equivalent  award by the successor  corporation  or a Parent or Subsidiary of the successor corporation, then 50% of any unvested portion of this SAR shall become exercisable  and any remaining  unvested  portion of this SAR shall no longer be  exercisable.  The  Committee  shall notify the Grantee that this SAR, to the extent exercisable, shall be exercisable for a period of twenty-five  (25) days, but only for  equivalent  consideration  as received by the  stockholders of the Company  generally in the Section
          12.2 Event. If not exercised, this SAR shall terminate.

                                        AMERICAN ITALIAN PASTA COMPANY

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                 ACKNOWLEDGMENT

The undersigned Grantee acknowledges that he or she understands and agrees to be bound by each of the terms and conditions of this Award Agreement.

---------------------------                    ---------------------------------
      Printed Name                                         Signature

                                               Date:
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